UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 24, 2009
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, New Mexico  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                       Entry into a Material Definitive Agreement

On November 24, 2009, we entered into an amendment of the Common Stock Purchase Agreement, or the Purchase Agreement, between us and Commerce Court Small Cap Value Fund, Ltd., dated October 1, 2009. The amendment extends the deadline to obtain written confirmation from the Financial Industry Regulatory Authority, or FINRA, that FINRA does not intend to raise any objections with respect to the transactions contemplated by the Purchase Agreement.

The foregoing descriptions are qualified in their entirety by reference to the amendment to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01      Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Description
10.1	Amendment dated November 24, 2009 to the Common Stock Purchase Agreement dated October 1, 2009 by and between EMCORE Corporation and Commerce Court Small Cap Value Fund, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: November 25, 2009	By: /s/ John M. Markovich Name: John M. Markovich Title: Chief Financial Officer